UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported: March 20, 2006): March 20, 2006

NEW YORK & COMPANY, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	1-32315	33-1031445
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

450 West 33rd Street

5th Floor

New York, New York 10001

(Address of Principal executive offices, including  Zip Code)

(212) 884-2000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Information

Section 303A.03 of the New York Stock Exchange (“NYSE”) Listed Company Manual requires NYSE-listed companies to disclose in their annual proxy statements the name of the non-management director who is chosen to preside at all regularly-scheduled executive sessions of the non-management members of the board of directors. At the time New York & Company, Inc. (the “Company”) had printed its annual proxy statement dated May 20, 2005, it was a newly-public company and had not had any executive sessions of non-management directors and, as such, omitted this information in its annual proxy statement but has provided the information in this Current Report on Form 8-K.

The non-management members of the Company’s board of directors hold regularly-scheduled executive sessions without management that are chaired by the Presiding Director. John D. Howard is currently the Presiding Director of the non-management directors of the Company.

Stockholders and interested parties may contact the Presiding Director or the Company’s non-management directors as a group at the following address:

Chairperson of the Ethics Committee

New York & Company, Inc.

450 West 33rd Street

Fifth Floor

New York, NY 10001

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW YORK & COMPANY, INC.

/s/ Ronald W. Ristau
Date: March 20, 2006	Name:	Ronald W. Ristau
	Title:	Chief Operating Officer and
Chief Financial Officer